UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2017

Alpha Investment Inc.
(Exact name of registrant as specified in charter)

Delaware	333-198772	90-0998139
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Campus View Blvd., Ste. 200, Columbus, Ohio	43235
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 704-3294

Gogo Baby, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms “the Company,” “Alpha,” “we,” “us” and “our” refer to Alpha Investment, Inc. f/k/a Gogo Baby, Inc.

ITEM 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On May 9th, 2017, Alpha Investment Inc. (the “Company”), (OTCPINK: ALPC) announces a resignation of Jon Cummings as Executive Vice President and Board of Director of ALPC.  The resignation is effective May 9, 2017.  The Company is not looking to replace the Executive Vice President position at this present time, but shall consider adding other key positons as the Company continues to grow and evaluate its needs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2017	ALPHA INVESTMENTS INC.

	By:	/s/Todd Buxton
Todd Buxton, Chief Executive Officer

2